                                                                    Exhibit 99.3

ACQUISITION OF BUZZCOMPANY.COM INC.

On May 10, 2000, Multex.com, Inc. ("Multex") completed its acquisition with BuzzCompany.com Inc. a Delaware Corporation ("Buzz") pursuant to an Agreement and Plan of Merger dated May 10, 2000 by and between Multex.com, Inc., Multex B Acquisition Corporation, a wholly-owned subsidiary of Multex ("Merger Sub"), and Buzz and the shareholders of Buzz. The acquisition was accomplished through the merger of Merger Sub with and into Buzz. Consideration payable by Multex was determined as a result of negotiation between Multex and Buzz.

Consideration paid consisted of approximately 1,058,000 shares of common stock of Multex and approximately $500,000 in cash. Total purchase price for this acquisition was approximately $23.5 million. The difference between the fair market value of Buzz's net tangible assets and purchase price will be accounted for as goodwill and will be amortized over ten years, the expected benefit period.


ACQUISITION OF SAGE ONLINE, INC.

On March 22, 2000, Multex.com, Inc. ("Multex") completed its acquisition of Sage Online, Inc. a Pennsylvania Corporation ("Sage"), pursuant to an Agreement and Plan of Reorganization, dated March 13, 2000 by and between Multex.com, Inc., Multex A Acquisition Corp., a wholly-owned subsidiary of Multex ("Merger Sub"), and Sage and the shareholders of Sage. The acquisition was accomplished through the merger of Merger Sub with and into Sage. Consideration payable by Multex was determined as a result of negotiation between Multex and Sage. The consideration paid consisted of 354,183 shares of common stock of Multex and $6.0 million in cash. The total purchase price for this transaction was approximately $17.1 million. The difference between the fair market value of Sage's net tangible assets and the purchase price will be accounted for as goodwill and will be amortized over ten years, the expected benefit period.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated statement of operations (the "Pro Forma Statements of Operations") for the year ended December 31, 1999 and the three months ended March 31, 2000 gives effect to the acquisitions of Buzz and Sage as if they had occurred on January 1, 1999. The pro forma statement of operations is based on historical results of operations of Multex, Buzz and Sage for the year ended December 31, 1999 and three months ended March 31, 2000. The unaudited pro forma condensed consolidated balance sheet (the "Pro Forma Balance Sheet") gives effect to the acquisition of Buzz as if it had occurred on March 31, 2000. The pro forma statement of operations and pro forma balance sheet and accompanying notes (the "Pro Forma Financial Information") should be read in conjunction with and are qualified by the historical financial statements of the Company, Buzz and Sage and notes thereto. These pro forma statements do not purport to be indicative of the consolidated results of operations or financial position which would have been achieved had the operations or financial position which would have been achieved had the transactions described above taken place at the dates indicated and should not be construed as representative of the Company's consolidated financial position or consolidated results of operations for any future date or period.

                               Multex.com, Inc.
           Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                March 31, 2000
                                (in thousands)


                                              Multex.com, Inc.      BuzzCompany.com Inc.            Adjustments         Pro Forma
                                             ----------------       ---------------------            -----------         ----------
Assets
Current assets:
       Cash and cash equivalents                  $4,310                  $145                       ($500) (a)             $3,955
       Marketable securities                      42,900                     -                           -                  42,900
       Accounts receivable, net                   12,250                   537                           -                  12,787
        Other current assets                       2,006                    12                           -                   2,018
                                            ------------            ----------                   ----------           ------------
        Total current assets                      61,466                   694                        (500)                 61,660

Property and equipment, net                       20,638                   462                           -                  21,100
Capitalized computer software, net                     -                    44                           -                      44
Goodwill                                          16,987                     -                      23,004  (a)             39,991
Other                                              1,897                   268                           -                   2,165
                                            ------------            ----------                  ----------           -------------
         Total assets                           $100,988                $1,468                     $22,504                $124,960
                                            ============            ==========                  ==========            ============


Liabilities and stockholders' equity
Current liabilities:
       Accounts payable                           $2,762                  $559                        $226                  $3,547
       Accrued expenses                            4,543                    55                           -                   4,598
       Long term debt                                  -                    99                           -                      99
       Current portion of capital
       lease obligations                             198                    58                           -                     256
       Deferred revenues                           6,337                    95                           -                   6,432
       Dividend payable                               -                     45                           -                      45
                                            ------------            ----------                  ----------           -------------
         Total current liabilities                13,840                   911                         226                  14,977

Capital lease obligations                            159                     -                           -                     159
Deferred rent                                      2,662                    34                           -                   2,696
Other liabilities                                     24                     -                           -                      24
                                           -------------            ----------                   ---------            ------------
         Total long term liabilities               2,845                    34                           -                   2,879

Preferred Stock, $.01 par value, 5,000,000
       shares, none issued and outstanding
       at March 31, 2000                               -                     -                           -                       -
Common stock, $.01 par value                         292                   111                        (100) (a)                303
Additional paid-in capital                       157,992                 1,483                      22,378  (a)            181,853
Accumulated deficit                              (62,218)               (1,071)                          -                 (63,289)
Deferred equity consideration                    (11,720)                    -                           -                 (11,720)
Accumulated other comprehensive loss                 (43)                    -                           -                     (43)
                                              ----------            ----------                   ---------            ------------
  Total stockholders' equity                      84,303                   523                      22,278                 107,104
  Total liabilities and stockholders' equity    $100,988                $1,468                     $22,504                $124,960
                                              ==========            ==========                   =========            ============

                               Multex.com, Inc.
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                       Three Months Ended March 31, 2000
                                (in thousands)

                                                                                                                 Sage Oneline, Inc
                                                                                                                     Pro Forma
                                Multex.com, Inc.        Sage Online, Inc.          BuzzCompany.com Inc.              Adjustments
                                ---------------         -----------------          ---------------------          --------------
Revenues                              $16,083                     $253                          $905                      $ -
Cost of revenues                        3,968                    1,114                           587                        -
                                -------------           --------------              ----------------               -----------
Gross profit                           12,115                     (861)                          318                        -

Operating expenses:
   Sales and marketing                  6,240                        3                           143                         -
   Research & development               2,255                        -                             -                         -
   General and administrative           6,347                       98                           982                       431(b)
                                -------------           --------------              ----------------               -----------
Total operating expenses               14,842                      101                         1,125                       431
                                -------------           --------------              ----------------               ------------
Loss from operations                   (2,727)                    (962)                         (807)                     (431)

Other income (expense)
   Interest income                        710                        -                             1                         -
   Interest expense                       (13)                     (24)                           (4)                        -
                                -------------           --------------              ----------------               ------------
Loss from continuing
   operations before
   income tax expense                  (2,030)                    (986)                         (810)                     (431)
Income taxes                              (47)                       -                            -                          -
                                -------------           --------------              ----------------               ------------
Net loss                              ($2,077)                   ($986)                        ($810)                    ($431)
                               ==============           ==============              ================               ============

Earnings (loss) per commom
share-basic and diluted:
Net loss                               ($0.07)                       -                             -                         -
                               ==============           ==============              ================               ==============
Number of shares used in
computed basic and diluted
loss per share                         28,297                        -                             -                       354
                               ==============           ==============              ================               ==============

                                                BuzzCompany.com Inc.
                                                     Pro Forma                    Pro Forma
                                                     Adjustments                   Combined
                                                 ---------------               ---------------
Revenues                                                   $ -                       $17,241
Cost of revenues                                             -                         5,669
                                                  -------------                -------------
Gross profit                                                 -                        11,572

Sales and marketing                                          -                         6,386
Research & development                                       -                         2,255
General and administrative                                 575 (b)                     8,433
                                                  ------------                 -------------
Total operating expenses                                   575                        17,074
                                                  ------------                 -------------
Other income (expense)                                    (575)                       (5,502)

Interest income                                              -                           711
Interest expense                                             -                           (41)
                                                  ------------                 -------------
Loss from continuing operations before
  income tax expense                                      (575)                       (4,832)
Income taxes                                                 -                           (47)
                                                  ------------                --------------
Net loss                                                 ($575)                      ($4,879)
                                                  =============               ==============
Earnings (loss) per common share - basic
Net loss                                                     -                        ($0.16)
                                                   ============                ==============

Number of shares used in computed basic and
diluted loss per share                                   1,058                        29,709
                                                   ============                ==============


                               Multex.com. Inc.
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Year ened December 31, 1999
                                (in thousands)

                                                                      Multex.com, Inc.   Sage Online, Inc.  BuzzCompany.com Inc.
                                                                      ----------------   ----------------   --------------------
Revenues                                                                      $40,850           $746             $2,881
Cost of revenues                                                               10,569            970              1,513
                                                                      ----------------    -----------         ------------
Gross profit                                                                   30,281           (224)             1,368
Operating expenses:
       Sales and marketing                                                     26,379             28                526
       Research & development                                                   6,301              -                 74
       General and administrative                                              18,414            218              1,265
                                                                      ----------------    -----------         ------------
Total operating expenses                                                       51,094            246              1,865
                                                                      ----------------    -----------         ------------
Loss from operations                                                          (20,813)          (470)              (497)
Other income (expense)
       Acquisition expenses                                                    (5,713)             -                  -
       Interest expense                                                          (114)           (18)                (8)
       Interest and investment income                                           2,359              -                 16
                                                                      ----------------    -----------         ------------
Loss from continuing operations before tax expense                            (24,281)          (488)              (489)
Income taxes                                                                    1,030              -                  -
                                                                      ----------------    -----------         ------------
Loss from operations                                                          (25,311)          (488)              (489)
Discontinued operations
       Income (loss) from discontinued operations                                 106              -                  -
       Gain on sale of discontinued operations, net of taxes                      226              -                  -
                                                                      ----------------    -----------         ------------
                                                                                  332              -                  -
                                                                      ----------------    -----------         ------------
Net loss                                                                      (24,979)          (488)              (489)
                                                                      ----------------    -----------         ------------
Redeemable preferred stock dividends                                            1,188              -                  -
                                                                      ----------------    -----------         ------------
Net loss attributable to common stockholders'                                ($26,167)         ($488)             ($489)
                                                                      ================    ===========         ============

Earnings (loss) per common share - basic and diluted:
  Continuing operations, net of redeemable preferred stock dividends           ($1.17)             -                  -
                                                                      ================    ===========         ============
   Discontinued operations                                                      $0.01              -                  -
                                                                      ================    ===========         ============
   Net loss                                                                    ($1.15)             -                  -
                                                                      ================    ===========         ============

Number of shares used in computing basic and diluted loss per
   share                                                                       22,688              -                  -
                                                                      ================    ===========         ============

                                                                  Sage Online, Inc.     BuzzCompany.com Inc
                                                                    Pro Forma                Pro Forma          Pro Forma
                                                                   Adjustments              Adjustments         Combined
                                                                  -----------------      ----------------   ------------------
Revenues                                                                   $ -                   $ -               $44,477
Cost of revenues                                                             -                                      13,052
                                                                  ----------------     -----------------    ------------------
Gross profit                                                                 -                     -                31,425
Operating expenses:
       Sales and marketing                                                   -                     -                26,933
       Research & development                                                -                     -                 6,375
       General and administrative                                        1,725 (b)             2,300    (b)         23,922
                                                                  ----------------     -----------------    ------------------
Total operating expenses                                                 1,725                 2,300                57,230
                                                                  ----------------     -----------------    ------------------
Loss from operations                                                    (1,725)               (2,300)              (25,805)
Other income (expense)
       Acquisition expenses                                                  -                     -                (5,713)
       Interest expense                                                      -                     -                  (140)
       Interest and investment income                                        -                     -                 2,375
                                                                  ----------------     -----------------    ------------------
Loss from continuing operations before tax expense)                     (1,725)               (2,300)              (29,283)
Income taxes                                                                 -                     -                 1,030
                                                                  ----------------     -----------------    ------------------
Loss from operations                                                    (1,725)               (2,300)              (30,313)
Discontinued operations
       Income (loss) from discontinued operations                            -                     -                   106
       Gain on sale of discontinued operations, net of taxes                 -                     -                   226

                                                                  ----------------     -----------------    ------------------
                                                                             -                     -                   332
                                                                  ----------------     -----------------    ------------------
Net loss                                                                (1,725)               (2,300)              (29,981)
                                                                  ----------------     -----------------    ------------------
Redeemable preferred stock dividends                                         -                     -                 1,188
                                                                  ----------------     -----------------    ------------------
Net loss attributable to common stockholders'                          ($1,725)              ($2,300)             ($31,169)
                                                                  ================     =================    ==================

Earnings (loss) per common share - basic and diluted:
  Continuing operations, net of redeemable preferred
    stock dividends                                                          -                     -                ($1.31)
                                                                  ================     =================    ==================
   Discontinued operations                                                   -                     -                 $0.01
                                                                  ================     =================    ==================
   Net loss                                                                  -                     -                ($1.29)
                                                                  ================     =================    ==================

Number of shares used in computing basic and diluted loss per
   share                                                                   354                 1,058                24,100
                                                                  ================     =================    ==================


PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

(a) On May 10, 2000, Multex.com, Inc. ("Multex") acquired BuzzCompany.com Inc. ("Buzz") for approximately $23.5 million including acquisition costs pursuant to the Agreement and Plan of Merger dated May 10, 2000 (the "Buzz Merger Agreement), among Multex, Buzz and stockholders of Buzz. Pursuant to the terms of the Buzz Merger Agreement, Buzz merged with and into Multex and became a wholly-owned subsidiary of Multex. The acquisition will be accounted for as a purchase business combination.

The consideration payable by Multex in connection with the acquisition of Buzz consisted of the following:

                                                                  (in thousands)
1,058,000 shares of Multex common stock
 valued at $21.55 per share                                           $22,800
Cash paid                                                                 500
Acquisition costs                                                         226
                                                           ------------------
Total consideration                                                   $23,526
                                                           ==================


The following represents the allocation of the purchase price over the historical net book value of the acquired assets and liabilities of Buzz at March 31, 2000, and is for illustrative pro forma purposes only. Actual fair values have been based on financial information as of the acquisition date (May 10, 2000), which are not expected to be significantly different from the historical net book value of the acquired assets and liabilities. Assuming the transaction occurred on March 31, 2000, the allocation would have been as follows:

                                          (in thousands)
    Assets acquired:
       Cash and cash equivalents           $    145
       Accounts receivable, net                 537
       Prepaid expenses and other
        current assets                           12
       Property and equipment                   505
       Other assets                             268
       Goodwill                              23,004
                                            -------
                                             24,471

    Liabilities assumed                        (945)
                                           --------
                                           $ 23,526
                                           ========

This allocation is preliminary and may be subject to change upon evaluation of the fair value of Buzz's acquired assets and liabilities as of the acquisition date as well as the potential identification of certain intangible assets.

The Pro Forma adjustment reconciles the historical balance sheet of Buzz at March 31, 2000 to the allocated purchase price assuming the transaction had occurred on March 31, 2000.

(b) Goodwill for Buzz and Sage will be amortized over a period of 10 years, the expected period of benefit. The pro forma adjustment to the pro forma statement of operations reflects twelve months of amortization expense for the year ended December 31, 1999, assuming the transaction occurred on January 1, 1999. The pro forma adjustment to the pro forma statement of operations reflects three months of amortization expense for the three months ended March 31, 2000.